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                                                              EXHIBIT 10.16.1


 EXCERPT OF A RESOLUTION ADOPTED BY THE PEOPLE AND COMPENSATION COMMITTEE OF
   THE MONSANTO COMPANY BOARD OF DIRECTORS ON FEB. 19, 2003, AMENDING AND
            RESTATING THE MONSANTO 2000 MANAGEMENT INCENTIVE PLAN


PEOPLE AND COMPENSATION COMMITTEE RES 03-01 - 02/19/03:
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The People and Compensation Committee of the Board of Directors RESOLVES
that:

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Approval of Amendment and Restatement of the Monsanto 2000 Management Incentive
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Plan
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     2.  The Monsanto 2000 Management Incentive Plan (the "Plan") is hereby amended effective as of the date hereof to: (i) change the name of the plan from the "Monsanto 2000 Management Incentive Plan" to the "Monsanto Company Long-Term Incentive Plan"; (ii) clarify that the Board may delegate authority to a committee of the Board of Directors other than the People and Compensation Committee of the Board of Directors; (iii) clarify that delegations of authority under the Plan must comply with Delaware law; (iv) clarify the wording of the prohibition on repricing of options and stock appreciation rights, and of the requirement that shareowners approve any amendment to delete this prohibition; and (v) state that Plan amendments may not be made without shareowner approval if such approval is required by the New York Stock Exchange's listing standards.

     3. The Chief Executive Officer of the Company, the Senior Vice President, Human Resources of the Company, or either of them, upon advice of counsel, are hereby authorized, empowered and directed to approve forms, terms or provisions of any agreements or other documents as may be necessary or appropriate to carry out and effectuate the purpose and intent of the foregoing resolution.

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